EXHIBIT 10

[Execution]

AMENDMENT NO. 6 TO
LOAN AND SECURITY AGREEMENT

          AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT, dated as of May  22, 2007, by and among Spartan Stores, Inc., a Michigan corporation ("Parent"), Spartan Stores Distribution, LLC, a Michigan limited liability company ("Stores Distribution"), Market Development Corporation, a Michigan corporation ("MDC"), Spartan Stores Associates, LLC, a Michigan limited liability company ("Associates"), Family Fare, LLC, a Michigan limited liability company ("Family Fare"), MSFC, LLC, a Michigan limited liability company ("MSFC"), Seaway Food Town, Inc., a Michigan corporation ("Seaway"), The Pharm of Michigan, Inc. ("Pharm"), a Michigan corporation, Valley Farm Distributing Co., an Ohio corporation ("Valley Farm"), Gruber's Real Estate, LLC, a Michigan limited liability company ("Gruber RE"), Prevo's Family Markets, Inc., a Michigan corporation ("Prevo"), Buckeye Real Estate Management Co., an Ohio corporation ("Buckeye"), Spartan Stores Fuel, LLC, a Michigan limited liability company (together with Lead Borrower, Stores Distribution, United, MDC, Associates, Family Fare, MSFC, Seaway, Pharm, Valley Farm, Gruber RE, Prevo and Buckeye, each individually a "Borrower" and collectively, "Borrowers"), Spartan Stores Holding, Inc., a Michigan corporation ("Holding"), SI Insurance Agency, Inc., a Michigan corporation ("SI", together with Holding, each individually a "Guarantor" and collectively, "Guarantors"), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (each individually, a "Lender" and collectively, "Lenders") and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

W I T N E S S E T H :

          WHEREAS, Borrowers and Guarantors have entered into financing arrangements with Agent and Lenders pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated December 23, 2003, by and among Borrowers, Guarantors, Agent and Lenders, as amended and supplemented by Amendment No. 1 to Loan and Security Agreement, dated as of July 29, 2004, Amendment No. 2 to Loan and Security Agreement, dated as of December 22, 2004, Amendment No. 3 to Loan and Security Agreement, dated as of December 9, 2005, Amendment No. 4 to Loan and Security Agreement, dated as of March 17, 2006 and Amendment No. 5 to Loan and Security Agreement, dated as of April 5, 2007 (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other Financing Agreements (as defined therein); and

          WHEREAS, Borrowers and Guarantors have requested Agent and Lenders agree to certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

          WHEREAS, by this Amendment No. 6, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments;

          NOW THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions.

                    1.1   Additional Definition.

                              (a) As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:

                                        (i) "Amendment No. 6" shall mean this Amendment No. 6 to Loan and Security Agreement by and among Borrowers, Guarantors, Agent and Lenders, as amended, modified, supplemented, extended, renewed, restated or replaced.

                                        (ii) "Convertible Note Indenture" shall mean an Indenture by and between Parent, as issuer, and a trustee, with respect to the Convertible Notes, to be entered into, in all material respects, substantially on the terms set forth in the Description of Notes attached hereto as Exhibit A, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

                                        (iii) "Convertible Notes" shall mean, collectively, the Senior Unsecured Convertible Notes issued by Parent in the original aggregate principal amount not to exceed $125,000,000 pursuant to the Convertible Note Indenture, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

                    1.2   Amendment to Definitions. The definition of "Change of Control" set forth in Loan Agreement is hereby amended by adding the following new subsection (f) at the end thereof: ", or (f) the occurrence of a "fundamental change" as such term is defined in the Convertible Notes or the Convertible Note Indenture at all times that any Indebtedness or other obligations evidenced by any Convertible Notes are outstanding."

                    1.3   Interpretation. For purposes of this Amendment No. 6, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

          2.   Encumbrances. Section 9.8 of the Loan Agreement is hereby amended by adding the following new subsection (p) at the end thereof:

          "(p) pledges of stock of third parties acquired by Borrowers in the ordinary course of business in connection with investments permitted under Section 9.10(k) hereof."

          3.   Indebtedness.

                    (a) Section 9.9(e) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(e) unsecured Indebtedness of any Borrower or Guarantor arising after the date hereof to any third person (but not to any other Borrower or Guarantor), provided, that, each of the following conditions is satisfied as determined by Agent: (i) such Indebtedness shall be on terms and conditions acceptable to Agent, (ii) Agent shall have received not less than ten (10) days prior written notice of the intention of such Borrower or Guarantor to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent the amount of such Indebtedness, the person or persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Agent may request with respect thereto, (iii) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (iv) except as Agent may otherwise agree in writing, all of the proceeds of the loans or other accommodations giving rise to such Indebtedness shall be paid to Agent for application to the Obligations in such order and manner as Agent may determine, (v) as of the date of incurring such Indebtedness and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (vi) such Borrower and Guarantor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto, except, that, such Borrower or Guarantor may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) without Agent's prior written consent, redeem, retire, defease, purchase or otherwise acquire such Indebtedness (except pursuant to regularly scheduled payments permitted herein), or set aside or otherwise deposit or invest any sums for such purpose; and (vii) Borrowers and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be;"

                    (b) Section 9.9 of the Loan Agreement is hereby amended by adding the following new subsections (m) and (n) at the end thereof:

          "(m) unsecured Indebtedness of Parent evidenced by the Convertible Notes as in effect on the date of their issuance or as permitted to be amended pursuant to the terms hereof, provided, that:

                    (i) the aggregate principal amount of all such Indebtedness evidenced by the Convertible Notes shall not exceed $125,000,000 less the aggregate amount of all repayments or redemptions, whether optional or mandatory, in respect thereof, plus interest thereon calculated in the manner provided for in the Convertible Notes as in effect on the date of the issuance thereof,

                    (ii) Borrowers and Guarantors shall not, directly or indirectly, make any payments in respect of such Indebtedness, except that Parent may make (A) regularly scheduled payments of interest and fees (which interest rate on the principal amount of the Convertible Notes, excluding contingent interest and additional amounts payable upon a Registration Default as defined in Exhibit A to Amendment No. 6, shall not exceed 5% per annum), if any, in respect of such Indebtedness when due in accordance with the terms of the Convertible Notes as in effect on the date of the issuance thereof, (B) payments of principal in respect of such Indebtedness when scheduled to mature in accordance with the terms of the Convertible Note Indenture as in effect on the date thereof and any other mandatory prepayments as required under the terms of the Convertible Note Indenture as in effect on the date thereof, and (C) payments to the extent permitted under Section 9.9(m)(iv) below,

                    (iii) Borrowers and Guarantors shall not, directly or indirectly, amend, modify, alter or change in any material respect any terms of such Indebtedness or any of the Convertible Notes or the Convertible Note Indenture or any related agreements, documents and instruments, except that Parent may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith,

                    (iv) Borrowers and Guarantors shall not, directly or indirectly, redeem, retire, defease, purchase, convert Convertible Notes to cash or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except, that, (A) Parent may convert Convertible Notes to cash or purchase such Indebtedness in accordance with and to the extent required by the terms of the Convertible Note Indenture, so long as Agent shall have received not less than one (1) Business Day prior written notice of the intention of Parent to so convert Convertible Notes to cash or purchase such Indebtedness if such conversion or purchase requires payments in excess of $5,000,000, or the aggregate amount of all such payments prior thereto has been in excess of $20,000,000, which notice shall specify the date of the proposed purchase or conversion, the amount to be paid by Parent in respect thereof and the amount of the Convertible Notes to be so purchased or converted, (B) Parent may make optional prepayments or redemptions of the Convertible Notes, so long as, as of the date of any such optional prepayment or redemption or any payment in respect thereof and after giving effect thereto, (1) Agent shall have received not less than three (3) Business Days' prior written notice of the intention of Parent to so redeem or prepay such Indebtedness, which notice shall specify the date of the proposed prepayment or redemption, the amount to be paid by parent in respect thereof and the amount of the Convertible Notes to be so prepaid or redeemed, (2) the aggregate amount of the Excess Availability of Borrowers for each of the immediately preceding ten (10) consecutive days shall have been not less than $25,000,000 and as of the date of any such payment and after giving effect thereto, the aggregate amount of the Excess Availability of Borrowers shall be not less than $25,000,000, and (3) as of the date of any such payment and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (C) nothing contained herein shall be construed to limit the right of Parent to convert Convertible Notes to shares of common stock of Parent in accordance with the terms thereof as in effect on the date of the issuance thereof and (D) Parent may make payments to the extent permitted under Section 9.9(m)(ii) above;

                    (v) the Convertible Notes and the Convertible Note Indenture shall each be , in all material respects, substantially on the terms set forth in the Description of Notes attached hereto as Exhibit A to Amendment No. 6, and Agent shall have received true, correct and complete copies of the Convertible Notes and the Convertible Note Indenture promptly after the issuance of the Convertible Notes (and Agent shall receive copies of drafts thereto promptly after they are distributed to Parent), and

                    (vi) Borrowers and Guarantors shall furnish to Agent all written notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf, promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf, concurrently with the sending thereof, as the case may be;

          (n) guarantees by any Borrower of any Indebtedness of any other Borrower otherwise permitted to be incurred under this Agreement."

          4.   Loans, Investments, Etc. Section 9.10 of the Loan Agreement is hereby amended by adding the following new subsections (k) and (l) at the end thereof:

          "(k) investments in the ordinary course of business of Borrowers not otherwise permitted in Section 9.10 hereof, provided, that, the aggregate amount of all such investments shall not exceed $1,000,000 in any fiscal year;

          (l) the purchase or repurchase by Parent of Indebtedness evidenced by the Convertible Notes to the extent permitted in Section 9.9(m)(iv) hereof."

          5.   Events of Default. Section 10.1 of the Loan Agreement is hereby amended by adding the following new subsection (p) at the end thereof:

          "(p) the conversion by Parent of any of the Convertible Notes to cash, and either (i) as of the date of any such payment and after giving effect thereto, the aggregate amount of the Excess Availability of Borrowers for any of the immediately preceding ten (10) consecutive days shall have been less than $25,000,000 or (ii) as of the date of any such payment and after giving effect thereto, the aggregate amount of the Excess Availability of Borrowers is less than $25,000,000,"

          6.   Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 6), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

                    6.1   This Amendment No. 6 and each other agreement or instrument (including the Convertible Notes and Convertible Note Indenture) to be executed and delivered by the Borrowers and Guarantors pursuant hereto have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein, constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, respectively, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                    6.2   The execution, delivery and performance of this Amendment No. 6 are all within each Borrower's and Guarantor's corporate or limited liability company powers and are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound.

                    6.3   No Default or Event of Default exists or has occurred and is continuing.

          7.   Condition Precedent. The effectiveness of the amendments contained herein shall only be effective upon the following:

                    7.1   Agent shall have received an executed original or executed original counterparts of this Amendment No. 6 (as the case may be), duly authorized, executed and delivered by the parties hereto (including all Lenders required for the consent and amendments provided for herein); and

                    7.2   Agent shall have received a true and correct copy of any consent, waiver or approval (if any) to or of this Amendment No. 6, which any Borrower is required to obtain from any other Person.

          8.   Effect of this Amendment. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 6, the provisions of this Amendment No. 6 shall control.

          9.   Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 6.

          10.   Governing Law. The validity, interpretation and enforcement of this Amendment No. 6 and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

          11.   Binding Effect. This Amendment No. 6 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          12.   Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 6.

          13.   Counterparts. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 6 by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 6. Any party delivering an executed counterpart of this Amendment No. 6 by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT WACHOVIA CAPITAL FINANCE CORPORATION (Central), f/k/a Congress Financial Corporation (Central), as Agent	BORROWERS SPARTAN STORES, INC.

By:	By:

Title:	Title:

SPARTAN STORES DISTRIBUTION, LLC
MARKET DEVELOPMENT CORPORATION
SPARTAN STORES ASSOCIATES, LLC
FAMILY FARE, LLC
MSFC, LLC
SEAWAY FOOD TOWN, INC.
THE PHARM OF MICHIGAN, INC.
VALLEY FARM DISTRIBUTING CO.
GRUBER'S REAL ESTATE LLC
PREVO'S FAMILY MARKETS, INC.
BUCKEYE REAL ESTATE MANAGEMENT CO.
SPARTAN STORES FUEL, LLC

By:

Title:

GUARANTORS SPARTAN STORES HOLDING, INC. SI INSURANCE AGENCY, INC.

By:

Title:

LENDERS WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), f/k/a Congress Financial Corporation (Central)

By:

Title:

KEY BANK NATIONAL ASSOCIATION

By:

Title:

BANK OF AMERICA N.A. (successor by merger to Fleet Capital Corporation)

By:

Title:

NATIONAL CITY BUSINESS CREDIT, INC.

By:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Title:

FIFTH THIRD BANK, a Michigan Banking Corporation

By:

Title: